Total Capital and Net Income Per Common Unit	6 Months Ended
Jun. 30, 2016
Partners' Capital [Abstract]
Total Capital and Net Income Per Common Unit
Total Capital and Net (Loss) Income Per Common Unit

At June 30, 2016, a total of 72.2% of the Partnership’s common units outstanding were held by the public. The remaining common units, as well as the 2% general partner interest, were held by a subsidiary of Teekay Corporation. All of the Partnership’s outstanding Series A Cumulative Redeemable Preferred Units (the Series A Preferred Units), Series B Cumulative Redeemable Preferred Units (the Series B Preferred Units) and the Series C-1 Cumulative Convertible Perpetual Preferred Units (the Series C-1 Preferred Units) are held by entities other than Teekay Corporation and its affiliates. A total of 26% of the 10.5% Series D Cumulative Exchangeable Perpetual Preferred Units (the Series D Preferred Units) are held by Teekay Corporation.

Common Units

In June 2016, the Partnership issued 22.0 million common units in a private placement for net proceeds of $99.5 million, including the general partner's 2% proportionate capital contribution. The Partnership intends to use the proceeds for general partnership purposes including the funding of existing newbuilding installments and capital conversion projects.

In addition, in June 2016, the Partnership agreed with Teekay Corporation that, until the Partnership's Norwegian Kroner bonds maturing in 2018 have been repaid, all cash distributions (other than with respect to incentive distribution rights) to be paid by the Partnership to Teekay Corporation or its affiliates, including the Partnership's general partner, will instead be paid in common units or from the proceeds of the sale of common units.

Series C Preferred Units and Series C-1 Preferred Units

In July 2015, the Partnership issued 10.4 million 8.60% Series C Cumulative Convertible Perpetual Preferred Units (the Series C Preferred Units) in a private placement for net proceeds of approximately $249.8 million. The terms of this original agreement provided that at any time after the 18 months anniversary of the closing date, at the election of each holder, the Series C Preferred Units could be converted on a one-for-one basis into common units of the Partnership. In addition, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeds 150% of the issuance price, the Partnership has the option to convert the Series C Preferred Units into common units. Distributions on the Series C Preferred Units are cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. The Series C Preferred Units may be redeemed in cash if a change of control occurs in the Partnership. As a result, the Series C Preferred Units that are subject to this redemption feature are not included on the Partnership's consolidated balance sheet as part of the total equity and are presented as temporary equity above the equity section but below the liabilities section. A summary description of the Series C Preferred Units is included in the Partnership’s Report on Form 6-K filed with the SEC on July 6, 2015. No series C Preferred Units were outstanding as of June 30, 2016.

In June 2016, the Partnership and the unitholders of the Series C Preferred Units exchanged approximately 1.9 million of the Series C Preferred Units to approximately 8.3 million common units of the Partnership. The number of common units issued consists of the approximately 1.9 million common units that would have been issuable under the original conversion terms of the Series C Preferred Units plus approximately an extra 6.4 million common units to induce the exchange (the Inducement Premium). The value of the extra 6.4 million common units on the date of conversion was approximately $37.7 million and has been charged to the limited partner - common units and the general partner.

In June 2016, the Partnership and the unitholders of the Series C Preferred Units also exchanged the remaining approximately 8.5 million Series C Preferred Units for approximately 8.5 million Series C-1 Preferred Units. The terms of the Series C-1 Preferred Units are equivalent to the terms of the Series C Preferred Units, with the exception that at any time after the 18 months anniversary of the original Series C Preferred Units closing date, at the election of each holder, each Series C-1 Preferred Unit is convertible into 1.474 common units of the Partnership. In addition, if a unitholder of the Series C-1 Preferred Units elects to convert their Series C-1 Preferred Units into common units of the Partnership, the Partnership now has the option to redeem these Series C-1 Preferred Units for cash based on the closing market price of the common units of the Partnership instead of common units. Furthermore, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeds 150% of $16.25 per unit, the Partnership has the option to convert the Series C-1 Preferred Units into common units. In addition, unlike the Series C Preferred Units, whereby quarterly distributions are to be paid in cash, quarterly distributions on the Series C-1 Preferred Units for the eight consecutive quarters ending March 31, 2018 may be paid, in the Partnership's sole discretion, in cash, common units (at a discount of 2% to the ten days trading volume weighted average price ending on the distribution declaration date) or a combination of cash and common units (at the same discount), and thereafter, the distributions shall be paid in cash. Consistent with the terms of the Series C Preferred Units, the Series C-1 Preferred Units may be redeemed in cash if a change of control occurs in the Partnership. As a result, the Series C-1 Preferred Units are not included on the Partnership's consolidated balance sheet as part of the total equity and are presented as temporary equity above the equity section but below the liabilities section. A summary description of the Series C-1 Preferred Units is included in the Partnership’s Report on Form 6-K filed with the SEC on June 30, 2016. The exchange of the Series C Preferred Units for Series C-1 Preferred Units has been accounted for as an extinguishment of the Series C Preferred Units and the issuance of the Series C-1 Preferred Units. As a result, the excess of the carrying value of the Series C Preferred Units over the fair value of Series C-1 Preferred Units of $20.6 million was accounted for as an increase to the limited partner - common units and the general partner (the Exchange Contribution).

Series D Preferred Units and Detachable Warrants

On June 29, 2016, the Partnership issued 4.0 million 10.50% Series D Preferred Units to a group of investors. These investors also received 4,500,000 warrants with an exercise price equal to the closing price of the Partnership’s common units on June 16, 2016, or $4.55 per unit (the $4.55 Warrants) and 2,250,000 warrants with an exercise price at a 33% premium to the closing price of the Partnership’s common units on June 16, 2016, or $6.05 per unit (the $6.05 Warrants). The gross proceeds from the sale of these securities was $100.0 million (approximately $97.2 million net of offering costs).

The Partnership will pay to holders of the Series D Preferred Units a cumulative, quarterly cash distribution in arrears at an annual rate of 10.50%. However, the Partnership may elect to pay the quarterly distributions for the first eight consecutive quarters following issuance with common units, in the Partnership's sole discretion, in cash, common units (at a discount of 4% discount to the ten days trading volume weighted average price ending on the distribution declaration date) or a combination of cash and common units (at the same discount), and thereafter, the distributions shall be paid in cash. The Series D Preferred Units have a liquidation value of $25.00 per unit plus an amount equal to any accrued but unpaid distributions to the date fixed for payment. The Series D Preferred Units have no mandatory redemption date, but they are redeemable at the Partnership’s option after the five-year anniversary of the Series D Preferred Units issuance date for a 10% premium to the liquidation value and for a 5% premium to the liquidation value any time after the six-year anniversary of the Series D Preferred Units issuance date. The Series D Preferred Units are exchangeable into common units of the Partnership at the option of the holder at any time after five years, based on the greater of the ten days trading volume weighted average price at the time of the notice of exchange or $4.00. A change of control event involving the purchase of at least 90% of the Partnership's common units would result in the Series D Preferred Units being redeemable for cash. The change of control premium to the liquidation preference on the redemption is initially 25% in year one, scaling down five percentage points per year to 5% from year five forward. Other change of control events may result in the holders of the Series D Preferred Units retaining their interest in the Series D Preferred Units, receiving a mirror security to the Series D Preferred Units or the Series D Preferred Units being redeemed for cash and/or common units. The Series D Preferred Units rank senior to all common units, pari passu with the Series A, B and C-1 Preferred Units and junior with respect to any senior securities, with respect to distribution rights and liquidation preference. The holders of Series D Preferred Units generally only have voting rights in proposed transactions that would result in a change of control, the creation or issuance of any senior securities and the issuance of any parity securities if distributions payable on any of the Preferred Units are in arrears. The Partnership has agreed to use commercially reasonable efforts to cause a registration statement with respect to the Series D Preferred Units to be declared effective by the six months anniversary of the issuance date of the Series D Preferred Units and to cause a registration statement with respect to the common units underlying the Series D Preferred Units to be declared effective within 60 days prior to the five-year anniversary date of the issuance of the Series D Preferred Units. In addition, the Partnership has agreed to pay liquidated damages in the event it fails to do so; however, this is not considered probable of occurring.

The Partnership issued warrants which allow the holders to acquire up to 4,500,000 common units for a price of $4.55 per common unit and 2,250,000 common units for a price of $6.05 per common unit (the Warrants). The Warrants have a seven-year term and are exercisable any time after six months following their issuance date. The Warrants are net settled in either cash or common units at the Partnership’s option. In the event of a change in control in which the Partnership is not the surviving entity, the Partnership will use commercially reasonable efforts to deliver or cause to be delivered one or more warrants in the surviving entity that has substantially similar rights, preferences and privileges as the Series D Preferred Units. The Partnership has agreed to use commercially reasonable efforts to cause a registration statement with respect to the common units issuable upon exercise of the Warrants and to be declared effective by the six months anniversary of the issuance date of the Warrants. In addition, the Partnership has agreed to pay liquidated damages in the event it fails to do so; however, this is not considered probable of occurring.

Net cash proceeds of approximately $97.2 million (which is net of approximately $2.8 million of issuance costs), was allocated on a relative fair value basis to the Series D Preferred Units (approximately $83.5 million), to the $4.55 Warrants (approximately $9.5 million) and to the $6.05 Warrants (approximately $4.3 million). The Warrants qualify as freestanding financial instruments and are accounted for separately from the Series D Preferred Units. The Series D Preferred Units are presented as temporary equity as they are not mandatorily redeemable and the prospect of a forced redemption paid with cash due to a change of control event is not presently probable. The Warrants are recorded as permanent equity in the Partnership's consolidated balance sheets with 6,750,000 Warrants outstanding at June 30, 2016 (December 31, 2015 - nil). The $16.5 million difference between the amount of net proceeds allocated to the Series D Preferred Units based on relative fair values and redemption value of the Series D Preferred Units is subject to periodic accretion over the five-year period until they become redeemable. The portion of proceeds allocated to the Warrants is included in Partner’s Equity as a net cash settlement that cannot be forced upon the Partnership by the holders of the Warrants or by any other circumstance.

Net (Loss) Income Per Common Unit

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	$	$	$	$
Limited partners' interest in net (loss) income	(110,679)	93,282	(125,536)	69,573
Limited partners' interest in additional consideration for induced conversion of Series C Preferred Units	(36,960)	—	(36,960)	—
Limited partners' interest in deemed dividend on exchange of Series C Preferred Units	20,231	—	20,231	—
Limited partners' interest in net (loss) income for basic and diluted net (loss) income per common unit	(127,408)	93,282	(142,265)	69,573

Weighted average number of common units	107,794,323	92,413,598	107,424,853	92,402,772
Dilutive effect of unit based compensation	—	43,882	—	67,828
Common units and common unit equivalents	107,794,323	92,457,480	107,424,853	92,470,600

Limited partner's interest in net (loss) income per common unit
- basic	(1.18)	1.01	(1.32)	0.75
- diluted	(1.18)	1.01	(1.32)	0.75

Limited partners’ interest in net (loss) income per common unit – basic is determined by dividing net income, after deducting the amount of net income attributable to the non-controlling interests, the general partner’s interest, the distributions on the Series A, B, C, C-1 and D Preferred Units, the periodic accretion of the Series D Preferred Units, the Inducement Premium and the Exchange Contribution, by the weighted-average number of common units outstanding during the period. The distributions payable and paid on the preferred units for the three and six months ended June 30, 2016 were $10.3 million and $21.1 million, respectively, and $2.7 million and $5.4 million, respectively, for the three and six months ended June 30, 2015.

The computation of limited partners’ interest in net income per common unit - diluted assumes the issuance of common units for all potential dilutive securities, consisting of the restricted units, Warrants and Series C, C-1 and D Preferred Units. Consequently, the net income attributable to limited partners’ interest is exclusive of any distributions on the Series C, C-1 and D Preferred Units, the periodic accretion of the Series D Preferred Units, the Inducement Premium and the Exchange Contribution. In addition, the weighted average number of common units outstanding has been increased assuming exercise of the restricted units and Warrants using the treasury stock method and the Series C, C-1 and D are converted to common units using if-converted method. The computation of limited partners’ interest in net income per common unit - diluted does not assume the issuance of common units pursuant to the restricted units, Warrants and Series C, C-1 and D Preferred Units if the effect would be anti-dilutive.

In periods where a loss is attributable to common unitholders all restricted units, Warrants, the Series C, C-1 and D Preferred Units are anti-dilutive and therefore, a total of 42.6 million common units potentially issuable pursuant to these instruments for the three and six months ended June 30, 2016 were excluded from the computation of limited partners’ interest in net loss per common unit - diluted, as their effect was anti-dilutive (2015 - nil).

The general partner’s and common unitholders’ interests in net income are calculated as if all net income was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less, among other things, the amount of cash reserves established by the Partnership’s board of directors to provide for the proper conduct of the Partnership’s business including reserves for maintenance and replacement capital expenditure, anticipated capital requirements and any accumulated distributions on, or redemptions of, the Series A Preferred Units, Series B Preferred Units, Series C-1 Preferred Units and Series D Preferred Units. Unlike available cash, net income is affected by non-cash items such as depreciation and amortization, unrealized gains and losses on derivative instruments and unrealized foreign currency translation gains and losses.

The general partner holds incentive distribution rights, which entitle the general partner to increasing percentages of incremental cash based on the amount of quarterly cash distributions per common unit. For more information on the increasing percentages used to calculate the general partner’s interest in net income or loss, please refer to the Partnership’s Annual Report on Form 20-F for the year ended December 31, 2015. Cash distributions were below $0.35 per common unit during the three and six months ended June 30, 2016, and exceeded $0.4025 per common unit during the three and six months ended June 30, 2015. Consequently, the increasing percentages were not used to calculate the general partner’s interest in net loss for the purposes of the net loss per common unit calculation for the three and six months ended June 30, 2016, but used to calculate the general partner’s interest in net income for the purposes of the net income per common unit calculation for the three and six months ended June 30, 2015.

Pursuant to the partnership agreement, allocations to partners are made on a quarterly basis.